================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                CIVIC BANCORP.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                      N/A
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           To Be Held on May 6, 1999

To the Shareholders of Civic BanCorp:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Civic BanCorp will be held at 2101 Webster Street, 1st Floor, Oakland, California on May 6, 1999 at 4:00 p.m., for the following purposes:

  1. Electing directors to serve for ensuing year;

  2. Approving the adoption of the Employee Stock Purchase Plan;

  3. Approval of the extension of the 1995 Non-Employee Director Stock Option Plan and an increase in the number of shares reserved for issuance under the Plan;

  4. Ratification of the Board of Directors' selection of KPMG LLP as independent accountants for the year 1999; and

  5. Transacting such other business as may properly come before the meeting or any adjournment thereof.

  The close of business on March 9, 1999 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof.

  Whether or not you plan to attend the meeting, you may vote by completing, signing and returning the enclosed proxy card promptly. Your proxy card may be revoked at any time prior to the time it is voted.

                                          By Order of the Board of Directors

                                          Herbert C. Foster
                                          President and Chief Executive
                                           Officer

April 2, 1999
(Approximate mailing date of proxy materials)

                       Place and Time of Annual Meeting

                        2101 Webster Street, 1st Floor
                           Oakland, California 94612
                                   4:00 p.m.

                                PROXY STATEMENT
                                      OF
                                 CIVIC BANCORP

                              2101 Webster Street
                           Oakland, California 94612

                        Annual Meeting of Shareholders
                                  May 6, 1999

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Civic BanCorp (the "Company"), a California corporation, for use at the Annual Meeting of Shareholders to be held on May 6, 1999 at 4:00 p.m. at 2101 Webster Street, 1st floor, Oakland, California, and any adjournment thereof. These proxy materials were mailed to shareholders on or about April 2, 1999.

                            PURPOSE OF THE MEETING

The meeting is to be held for the purpose of:

  1. Electing thirteen (13) directors (the entire Board of Directors).

  2. Approving the adoption of the Employee Stock Purchase Plan.

  3. Approval of the extension of the 1995 Non-Employee Director Stock Option Plan and an increase in the number of shares reserved for issuance under the Plan.

  4. Ratifying the selection of KPMG LLP as independent public accountants for the year 1999.

  5. Acting upon such other business as may properly come before the meeting or any adjournment thereof.

                      GENERAL PROXY STATEMENT INFORMATION

Revocability of Proxies

  Any shareholder giving the enclosed proxy has the right to revoke it at any time before it is exercised by filing with the Company's Secretary, Amy Haggerty, a written notice of revocation or by presenting at the meeting a duly executed proxy bearing a later date. A shareholder may also revoke the proxy by attending the meeting and electing to vote in person before any vote is taken.

Solicitation of Proxies

  This proxy solicitation is made by the Board of Directors of the Company and the cost of the solicitation is being borne by the Company. Solicitation is being made by this Proxy Statement and may also be made by employees of the Company who may communicate with shareholders or their representatives in person, by telephone or by additional mailings in connection with proxies, although no employee will be specifically engaged for that purpose.

Outstanding Securities and Voting Rights

  As of March 9, 1999, the Company had 4,528,749 shares of common stock, no par value, issued and outstanding, held by approximately 1,100 shareholders. Only those shareholders of record of the Company's common stock as of the record date, March 9, 1999 will be entitled to notice of and to vote in person or by proxy at the meeting or any adjournment thereof, unless a new record date is set for an adjourned meeting.

  Each share of common stock is entitled to one vote at the annual meeting, except with respect to the election of directors. In elections for directors, California law provides that a shareholder, or his or her proxy, may cumulate votes; that is, each shareholder has a number of votes equal to the number of shares owned, multiplied by the number of directors to be elected, and the shareholder may cumulate such votes for a single candidate, or distribute such votes among as many candidates as he or she deems appropriate. However, a shareholder may cumulate votes only for a candidate or candidates whose names have been properly placed in nomination prior to the voting, and only if the shareholder has given notice at the meeting, prior to the voting, of his or her intention to cumulate votes for the candidates in nomination. The proxy holders are given, under the terms of the proxy, discretionary authority to cumulate votes represented by shares for which they are named proxy.

  In the election of directors, the thirteen (13) candidates receiving the highest number of votes will be elected. The approval of Proposal Two to adopt the Company's employee stock purchase plan and Proposal Three to extend the non-employee director stock option plan requires the affirmative vote of holders of a majority of the shares of Civic BanCorp's common stock represented and voted at the meeting. The affirmative votes must also constitute a majority of the required quorum. Ratification of the selection of KPMG LLP as independent public accountants requires the affirmative vote of a majority of the issued and outstanding shares of common stock represented at the meeting. Broker non-votes, (i.e. shares held by brokers or nominees which are represented at the meeting but with respect to which the broker or nominee is not authorized to vote on a particular proposal), are counted as present for determining whether a quorum is present. In determining whether a proposal has received the requisite number of affirmative votes, abstentions will have the effect of a negative vote and broker nonvotes will be disregarded and have no effect on the outcome of the vote.

  If the enclosed proxy is completed in the appropriate spaces, signed, dated and returned, the proxy will be voted as specified in the proxy. If no specification is made, it will be voted FOR the election of directors nominated by management, FOR adoption of the Employee Stock Purchase Plan, FOR the approval of the extension of the 1995 Non-Employee Stock Option Plan and an increase in the number of shares reserved for issuance under the Plan, FOR ratification of KPMG LLP as independent public accountants, and will be voted on such other matters as may come before the meeting at the discretion of the proxy holders.

  Management of the Company is not aware of any other matters to come before the meeting, and recommends that the shareholders vote FOR the election of the directors nominated by management, FOR adoption of the Company's employee stock purchase plan, FOR extension of the 1995 non-employee director stock option plan and FOR ratification of KPMG LLP as independent public accountants.

Principal Shareholders

  No persons are known to management to have, directly or indirectly, more than 5% of the Company's issued and outstanding shares of common stock as of March 9, 1999 other than as follows:

                                                      Amount of       Percent of
   Name and address of beneficial owner          beneficial ownership   class
   ------------------------------------          -------------------- ----------
   C. Donald Carr...............................       864,829           19.1%
    1001 Dry Creek Road
    Napa, CA 94558

   Paul R. Handlery.............................       368,742            8.1%
    c/o Handlery Hotels
    180 Geary Street
    San Francisco, CA 94108

   Franklin Securities..........................       263,709            5.8%
    777 Mariners Island Boulevard
    San Mateo, CA 94404

   Dimensional Fund Advisors, Inc...............       243,230            5.4%
    1299 Ocean Avenue, 11th Floor
    Santa Monica, CA 90401

Proposals of Shareholders

  Under certain circumstances, shareholders are entitled to present proposals at shareholders' meetings, provided that the proposal is submitted in a timely manner and in a form that complies with applicable regulations. For any such shareholder proposal to be included in the proxy statement to be prepared for next year's annual meeting, the shareholder must submit the proposal prior to December 4, 1999 in a form that complies with applicable regulations. Submission of a proposal does not guarantee its inclusion in a proxy statement or its presentation at a shareholder meeting. Shareholder proposals are subject to regulation under Federal securities laws.

Compliance With Section 16(a) of the Securities Exchange Act of 1934

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

  To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 1998 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

                                1. PROPOSAL ONE
                             ELECTION OF DIRECTORS

  The Bylaws of the Company provide that the number of directors shall be not less than eleven (11) nor more than twenty (20). By resolution the Board of Directors has fixed the number of directors at thirteen (13).

Nominees to the Board of Directors

  The procedure governing nominations for election to the Board of Directors is set forth in Sections 3.19 and 3.20 of the Bylaws, which provide as follows:

  Section 3.19. NOMINATIONS FOR ELECTION OF DIRECTORS. Nominations for election of members of the Board of Directors may be made by the Board of Directors (or the nominating committee of the Board of Directors) or by any holder of any outstanding class of capital stock of the corporation entitled to vote for the election of Directors. Notice of Intention to make any nominations (other than by the Board of Directors or its nominating committee) must be made in writing and be delivered or mailed to the President of the corporation by the later of the close of business: (i) 90 days prior to any meeting of shareholders at which Directors will be elected or (ii) in case of an annual meeting of shareholders, not later than 90 days before the anniversary of the previous year's annual meeting. Such notification must contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee;
  (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address (or business address, if the notifying shareholder is not a natural person) of the notifying shareholder; (e) the number of shares of capital stock of the corporation owned by the notifying shareholder; (f) the number of shares of capital stock of any bank, bank holding company, savings and loan association or other depository institution owned beneficially by the nominees and by the notifying shareholder and the identities and locations of any such institutions; (g) whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy or been adjudged bankrupt; and (h) a statement regarding the nominee's compliance with Article Three,
  Section 3.20 of these Bylaws. The notification shall be signed by the nominating shareholder and by each nominee, and shall be accompanied by a written consent to such nomination from each proposed nominee. Nominations not made in accordance with these procedures shall be disregarded by the Chairman of the meeting, and upon his instructions, the inspectors of the election shall disregard all votes cast for each such nominee. The foregoing requirements do not apply to the nomination of a person to replace a proposed nominee who has become unable to serve as a Director between the last day for giving notice in accordance with this paragraph and the date of election of Directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee. A copy of Article Three, Section 3.19 of these Bylaws will be provided to any shareholder upon receipt of a written request thereof, addressed to the President of the corporation.

  Section 3.20. QUALIFICATIONS OF DIRECTORS. No person shall be a member of the Board of Directors (a) who is a director, officer, employee, agent, nominee, attorney or other representative for any other financial institution, lender or bank holding company, or affiliate or subsidiary thereof, engaged in business or that proposes to engage in business, directly or through any parent company, subsidiary or affiliate, in California or Nevada, or (b) who has, or has been or is the nominee of anyone who has, any contract, arrangement or understanding with any other financial institution, lender or bank holding company, or affiliate or subsidiary thereof, engaged in business or that proposes to engage in business, directly or through any parent company, subsidiary or affiliate, in California or Nevada, or with any officer, director, employee, agent, nominee, attorney or other representative thereof, pursuant to which he or she will disclose or in any way utilize information obtained as a director for purposes other than for the benefit of this corporation or that he or she will, directly or indirectly, attempt to effect or encourage any action of this corporation for the benefit of any person or entity other than this corporation, or (c) who has not owned at least $1,000 fair market value of the corporation's Common Stock for at least 90 days prior to the date of his or her election as a director.

Subparagraph (c) shall not apply to an individual hired by the corporation's Board of Directors to be President and Chief Executive Officer of this corporation until such time as that individual has been employed by the corporation for a period of two years.

The Board of Directors of this corporation or a committee thereof, shall make the determination whether any person who seeks to become a director complies with the provisions of this Section 3.20.

Each of management's nominees to the Board of Directors of the Company has served as a director of the Company and its subsidiary CivicBank of Commerce ("Bank") since 1984 except Herbert C. Foster, who was appointed in March, 1993, Wayne S. Doiguchi who was appointed in May, 1998 and John E. Lindstedt, who is nominated for the first time.

  The 13 persons named below will be nominated for election as directors to serve until the next Annual Meeting and until their successors are duly elected and qualified. Votes by the Company's proxy holders will be cast in such a way as to effect the election of all nominees or as many as possible under the rules of cumulative voting. If any nominee should become unable or unwilling to serve as a director, the proxies will be voted for such substitute nominees as shall be designated by the Board of Directors. The Board presently has no knowledge that any of the nominees will be unable or unwilling to serve. There are no family relationships among any of the nominees for director or any of the executive officers of the Company.

  The following list of directors provides information with respect to each person nominated and recommended to be elected by the current Board of Directors of the Company. Reference is made to the section "Security Ownership of Management" for information pertaining to stock ownership of the nominees.

                      Director
 Name             Age  Since    Business Experience During Past Five Years
 ----             --- -------- --------------------------------------------
 David L. Cutter  70    1984   Former Chairman of Cutter Laboratories,
                               Inc.; Director of CHAD Therapeutics, Inc.;
                               member of American Institute of Certified
                               Public Accountants.

 Edward G. Mein   69    1984   Owner of Mein Investment Co., a real estate
                               management, development and lending company.
 Edward G. Roach  60    1984   President of ER Development, a real estate
                               development firm.

 Paul R. Handlery 78    1984   Chairman and Chief Executive Officer of
                               Handlery Hotels, Inc. of San Francisco,
                               California, a hotel, real estate and
                               investment management firm.

 James C. Johnson 65    1984   Chairman of JAE Properties, Inc., a real
                               estate broker, property manager, developer
                               and syndicator.

 Dale D. Reed     67    1984   Chairman and Chief Executive Officer of
                               Buran & Reed, Inc., a diversified investment
                               company; member of the San Leandro Planning
                               Commission, and a past president and current
                               trustee of the San Leandro Scholarship
                               Foundation; director of Goodwill Industries
                               of East Bay; chairman of the San Leandro
                               Industrial Roundtable.

 Barclay Simpson  77    1984   Chairman of Simpson Manufacturing Co., Inc.,
                               a manufacturer of construction products;
                               owner of Barclay Simpson Fine Arts Gallery
                               in Lafayette; director of Calendar-Robinson
                               Insurance Co. San Francisco; former director
                               and president of the Bay Area Rapid Transit
                               District (BART); trustee of the California
                               College of Arts and Crafts and the
                               University Art Museum, Berkeley.

                       Director
 Name              Age   Since   Business Experience During Past Five Years
 ----              --- --------- ------------------------------------------
 C. Donald Carr    67    1984    Chairman of the Company since July, 1995;
                                 owner of The Carr Company, a real estate
                                 brokerage and development business.

 Herbert C. Foster 59    1993    President and Chief Executive Officer of
                                 the Company and Chairman and Chief
                                 Executive Officer of the Bank since March,
                                 1993; President and Chief Executive
                                 Officer of Pacific Bay Bank, San Pablo, CA
                                 during 1992 and President of University
                                 National Bank & Trust Company, Palo Alto,
                                 CA from 1983 to 1991.

 John W. Glenn     70    1984    Founder, consultant and retired CEO of
                                 John Glenn Adjusters and Administrators,
                                 Inc.; former director and president of San
                                 Francisco Bay Area Rapid Transit District
                                 (BART); member President's Counsel,
                                 Southeast Missouri State University; past
                                 president of California Association of
                                 Independent Insurance Adjusters.

 Paul C. Kepler    55    1984    President of The Kepler Co., a private
                                 investment firm; former Chief Executive
                                 Officer of LINC Capital Corporation, an
                                 equipment leasing and real estate
                                 financing company from 1986 to 1993; owner
                                 of the Seascape Sports Club; director of
                                 the United States Tennis Association
                                 (USTA)--Northern California Section.

 Wayne S. Doiguchi 49    1998    President and CEO of Park Investment
                                 Company, a venture capital company since
                                 1993; President of Japanese American
                                 Chamber of Commerce; Board of Trustees,
                                 Yu-Ai-Kai, Community Senior Service; Board
                                 of Directors, Community Youth Service.
                                 Board of Directors, San Jose Sports
                                 Authority.

 John E. Lindstedt 64  (nominee) President of the Bank from February, 1994 through January 1999; formerly with Wells
                                 Fargo Bank, N.A., San Francisco since
                                 1965; Executive Vice President in capacity of senior lending officer of Corporate
                                 Banking Group from 1988 to 1994.

  The enclosed proxy will be voted in favor of the election of the above-named nominees as directors, unless authority to vote for directors is withheld. If any of the nominees should be unable or decline to serve, which is not anticipated, discretionary authority is reserved for the proxy holders to vote for a substitute, to be designated by the present Board of Directors. In the event that additional persons are nominated as directors, the proxy holders intend to vote all the proxies received by them in such manner in accordance with cumulative voting as will assure the election of as many of the nominees listed above as possible and, in that event, the specific nominees to be voted for will be determined by the proxy holders in their sole discretion.

Certain Committees of the Board of Directors

  The Board of Directors of the Company has an Audit Committee, composed of John W. Glenn (Chairman), David L. Cutter, Paul R. Handlery and James C. Johnson. The Audit Committee met seven times in 1998 for the purpose of reviewing overall operations of the Company. As part of its duties, the Audit Committee examines the results of the financial statements and reports prepared by the Company's independent auditors and makes recommendations thereon to the Board of Directors.

  The Board of Directors of the Company has a Strategic Options Committee whose members in 1998 were Edward G. Roach (Chairman), C. Donald Carr, Wayne
S. Doiguchi and Barclay Simpson. The Strategic Options Committee met four times in 1998 to consider strategic alternatives available to the Company.

  The Board of Directors of the Company has a Personnel Committee whose members in 1998 were Barclay Simpson (Chairman), David L. Cutter, James C. Johnson, and Paul C. Kepler. The Personnel Committee met four times in 1998 to consider the hiring and compensation of officers and employees of the Company and the Bank. The Personnel Committee acted as Stock Option Committee under the Stock Option Plan and in this capacity granted stock options under the Stock Option Plan to officers and other employees. The Personnel Committee also functions as the compensation committee and as the nominating committee in connection with the election of directors. The Personnel Committee will consider nominees recommended by shareholders if such recommendations are accompanied by a complete biographical and financial statement of the nominee in such form as the Personnel Committee shall require and, for a recommendation made in connection with an annual meeting of shareholders, the recommendation is submitted by November 30 of the preceding year.

  The Board of Directors of the Bank has an Audit Committee and Personnel Committee. These committees consist of the same members as indicated above for the Company and met the same number of times. Each committee had duties at the Bank level similar to those for committees of the Company.

  In addition, the Board of Directors of the Bank has a Directors' Loan Committee composed of Dale D. Reed (Chairman), C. Donald Carr, Herbert C. Foster, Paul R. Handlery, Edward G. Mein, Paul C. Kepler and Edward G. Roach. This committee met twenty-four times in 1998. The function of the Directors' Loan Committee is to review certain loans and recommend ratification, when appropriate, to the Board of Directors, and in certain cases to review and approve or disapprove loan applications when the amount requested is above certain thresholds or the applicant is affiliated with the Company or the Bank. The members of the Directors' Loan Committee also serve as the members of the Risk Management Committee. The Risk Management Committee met twelve times in 1998 and is responsible for monitoring the Bank's investment activities and the overall interest rate risk profile.

  Neither the Company nor the Bank has a separate compensation committee or nominating committee; the Personnel Committee of each serves these functions.

Meetings of the Board of Directors

  The Board of Directors of the Bank met in 1998 in regular meetings for a total of nine meetings. The Board of Directors of the Company held nine regular meetings during 1998. No nominee for director, while serving as a director of the Bank and the Company during 1998, attended fewer than 75% of the total number of meetings of the Board and of the committees of which he was a member.

Director Fees

  In 1998 the Bank paid fees to non-employee directors for their services as directors. The payment schedule provides for non-employee directors to be paid a quarterly retainer of $2,500 with the Chairman to receive $3,000 per quarter. Additionally, $3,000 per year will be paid to each director if the Company achieves the business plan and such amounts were paid to the Directors for 1998 and 1997. Chairmen of the Audit, Loan and Personnel Committees were paid an additional $350 per committee meeting attended. Committee members were paid $250 per meeting attended. Directors who were executive officers were not paid director fees in 1998. Total director fees paid in 1998 were $145,400.

Executive Officers

  The following are the names of the principal executive officers of the Company and the Bank and certain information concerning each of them:

 Name and Age                 Business Experience During Past Five Years
 ------------          --------------------------------------------------------
 Herbert C. Foster, 59 President and Chief Executive Officer of the Company and
                       Chairman and Chief Executive Officer of the Bank since
                       March, 1993; President and Chief Executive Officer of
                       Pacific Bay Bank, San Pablo, CA during 1992 and
                       President of University National Bank & Trust Company,
                       Palo Alto, CA from 1983 to 1991.

 John E. Lindstedt, 64 President of the Bank from February, 1994 through
                       January 1999; formerly with Wells Fargo Bank N.A. San
                       Francisco since 1965; Executive Vice President in the capacity of senior loan officer of Corporate Banking
                       Group from 1988 to 1994. Mr. Lindstedt retired as
                       President on January 31, 1999.

 Arnold T. Grisham, 52 President of the Bank since January, 1999; formerly with
                       Wells Fargo Bank since 1981; Executive Vice President since 1994 and Division Manager, National Financial
                       Services since 1997.

 George McCullagh, 50  Executive Vice President of the Bank since September
                       1998; Senior Vice President and Statewide Commercial
                       Sales Manager for Bank of America from 1989 to 1998;
                       Vice President and Statewide Commercial Sales Manager for Wells Fargo Bank from 1981 to 1989.

Security Ownership of Directors and Management

  The following table sets forth the number of the Company's common shares owned, as of March 9, 1999, by the present directors who are also among management's nominees for reelection, by the sole nominee who is not currently a director, by executive officers and by the directors, nominees and officers of the Company as a group:

                   Shares of Common Stock Beneficially Owned

                                                                    Percent of
   Name of Beneficial Owner                           Number(1)       Class
   ------------------------                           ---------     ----------
   C. Donald Carr....................................   873,679(2)    18.60%
   David L. Cutter...................................    22,237(3)      .47
   Wayne S. Doiguchi.................................     4,200(4)      .09
   Herbert C. Foster.................................   166,747(5)     3.55
   John W. Glenn.....................................    36,840(6)      .78
   Paul R. Handlery..................................   371,817(7)     7.92
   James C. Johnson..................................    35,056(8)      .75
   Paul C. Kepler....................................    34,344(9)      .73
   John E. Lindstedt.................................    72,586        1.55
   Edward G. Mein....................................    83,869(10)    1.79
   Dale D. Reed......................................    58,731(11)    1.25
   Edward G. Roach...................................    31,008(12)     .66
   Barclay Simpson...................................    87,719(13)    1.87
   All directors, nominees and officers as a group
    (15 persons)..................................... 1,892,401       40.29%

--------
 (1) Includes all shares beneficially owned, whether directly or indirectly, individually or together with associates. Includes any shares owned, whether jointly or as community property with a spouse and any shares of which beneficial ownership may be acquired within 60 days of March 9, 1999 by the exercise of stock options.

 (2) Includes 864,829 shares held by Mr. Carr jointly with his spouse and 8,850 shares which may be acquired within 60 days of March 9, 1999 by the exercise of stock options.

 (3) Includes 8,850 shares which may be acquired within 60 days of March 9, 1999 by the exercise of stock options.

 (4) Includes 4,000 shares which may be acquired within 60 days of March 9, 1999 by the exercise of stock options.

 (5) Includes 78,150 shares which may be acquired within 60 days of March 9, 1999 by the exercise of stock options.

 (6) Includes 23,907 shares held by Mr. Glenn jointly with his spouse, 4,083 shares held in trust, John W. Glenn, Trustee, and 8,850 shares which may be acquired within 60 days of March 9, 1999 by the exercise of stock options.

 (7) Includes 272,225 shares held by Handlery Hotels, Inc. and 3,075 shares which may be acquired within 60 days of March 9, 1999 by the exercise of stock options.

 (8) Includes 26,206 shares held by Mr. Johnson jointly with his spouse, 2,925 shares held by his spouse of which 151 are held by her as custodian under the California Uniform Gift to Minors Act, and 8,850 shares which may be acquired within 60 days of March 9, 1999 by the exercise of stock options.

 (9) Includes 8,850 shares which may be acquired within 60 days of March 9, 1999 by the exercise of stock options.

(10) Includes 75,019 shares held by Mr. Mein jointly with his spouse and 8,850 shares which may be acquired within 60 days of March 9, 1999 by the exercise of stock options.

(11) Includes 49,881 shares held by Mr. Reed jointly with his spouse and 8,850 shares which may be acquired within 60 days of March 9, 1999 by the exercise of stock options.

(12) Includes 6,379 shares held in trust, Edward G. Roach, Trustee and 8,850 shares which may be acquired within 60 days of March 9, 1999 by the exercise of stock options.

(13) Includes 78,869 shares held by Mr. Simpson jointly with his spouse and 8,850 shares which may be acquired within 60 days of March 9, 1999 by the exercise of stock options.

Change in Control

  Management is not aware of any arrangements, including the pledge by any person of shares of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

Executive Compensation

  The following table sets forth the compensation of the named executive officers for each of the Company's last three fiscal years whose total annual cash compensation exceeded $100,000.

                          Summary Compensation Table

                                Annual Compensation
                            ----------------------------
                                                             Long Term
Name and Principal                                          Compensation     All Other
Position                    Year    Salary      Bonus (1)     Options     Compensation(2)
------------------          ----  -----------  -----------  ------------  ---------------
Herbert C. Foster.......    1998  $190,000.00  $130,700.00  None            $125,526.52
 President and Chief        1997   190,000.00    94,000.00  21,000 shs.      122,718.52
 Executive Officer of       1996   190,000.00    71,014.00  None              17,486.96
 the Company and Chairman
 and Chief Executive
 Officer of the Bank

John E. Lindstedt.......    1998   160,000.00    58,135.00  None              25,149.00
 President of the Bank      1997   160,000.00    51,700.00  10,500 shs.       22,340.80
                            1996   160,000.00    35,507.00  None               9,183.40

George P. McCullagh.....    1998    44,064.00    21,140.00  25,000 shs.          110.00
 Executive Vice
  President
 (From September 1998)

--------
(1) Represents cash bonus in year earned.

(2) Represents Company contributions to the Profit Sharing Retirement Plan, Company matching contributions under the 401(k) Plan, imputed value of life insurance premiums paid by the Company, and for Mr. Foster, the expense associated with a deferred compensation plan of $101,198.52 in 1998 and 1997.

  The Company pays the cost of premiums on life insurance policies insuring all employees, including executive officers, in amounts approximating two times their annual salaries. The policies are payable to the officers' designated beneficiaries. A portion of the premium paid by the Bank is imputed as income for tax purposes for the executive officers. Such amounts are included in the compensation table above.

  Pursuant to a deferred compensation agreement dated December 1, 1996 between Mr. Foster and the Bank, Mr. Foster is entitled to salary continuation benefits of $100,000 per year for 15 years commencing at retirement or if there is a change in control as defined within the agreement. The benefit vests at the rate of 20% per year commencing after the fifth through ninth years unless there is a change in control at which time the benefit is 100% vested.

  Messrs. Foster and Lindstedt receive automobile allowances in connection with the performance of their duties. Mr. Foster also has a club membership paid by the Bank in connection with the performance of his duties. Management is unable to determine, without unreasonable effort and expense, the extent or value of the personal benefit, if any, which might be derived from these payments, and the value of any such benefits is not included in the amounts set forth above. It is management's opinion that such benefits have not been material in amount and did not exceed 10% of salary and bonus for Mr. Foster.

  The following table summarizes all stock options granted executive officers in 1998.

Option Grants in Last Fiscal Year

                                                                   Potential
                                                                  Realizable
                                                                   Value at
                                                                Assumed Annual
                                                                Rates of Stock
                                                                     Price
                                                                 Appreciation
                                  Individual Grants             for Option Term
                       ---------------------------------------- ---------------
         (a)             (b)        (c)        (d)       (e)      (f)     (g)
                                % of Total
                                 Options
                                 Granted    Exercise
                               to Employees or Base
                       Options  in Fiscal    Price   Expiration
Name                   Granted     Year      ($/Sh)     Date     5%($)  10%($)
----                   ------- ------------ -------- ---------- ------- -------
George P. McCullagh... 25,000      25.2%     $14.00     2008    220,000 558,000

  The following table summarizes the number of exercisable and unexercisable options held by the named officers at December 31, 1998.

               Aggregated Options/Exercises in Last Fiscal Year
                      and Fiscal Year End Options Values

          (a)                  (b)             (c)           (d)             (e)
                                                                          Value of
                                                          Number of     unexercised
                                                         unexercised    in-the-money
                                                         options at        options
                                                          12-31-98       at 12-31-98
                         Shares acquired Value realized Exercisable/    Exercisable/
Name                     on exercise(#)       ($)       unexercisable   unexercisable
----                     --------------- -------------- ------------- -----------------
Herbert C. Foster.......     10,000         $126,607    88,700/27,300 $656,916/$122,225
John Lindstedt..........      5,000           41,488    23,350/8,400   160,150/20,303
George McCullagh........       None             None         0/25,000        0/0

Incentive Reserve/Bonus Plan

  The Bank has an Incentive Reserve/Bonus Plan for its vice presidents and higher ranking officers (19 persons as of December 31, 1998), including Messrs. Foster, Lindstedt and McCullagh. The Bank paid bonuses of $391,254 under this plan for 1998.

Profit Sharing Retirement Plan

  The Board of Directors of the Bank has adopted a Profit Sharing Retirement Plan ("PSRP") available to all employees. The PSRP is intended to provide a tax-deferred compensation and savings vehicle to its participants, and has been ruled by the Internal Revenue Service to comply with requirements for the deductibility of contributions for tax purposes. The PSRP provides for three types of contributions: voluntary contributions by employees; partial matching contributions on a percentage basis determined by the Bank (set at 50% for 1998); and profit-sharing contributions by the Bank at the discretion of its Board of Directors based on earnings of the Bank. The Board did allocate a profit sharing contribution of 4.00% of net income to the PSRP for 1998.

  Employee contributions are fully vested at all times. Employees become vested in profit-sharing contributions and Bank matching contributions at a rate of 20% per year beginning two years after employment. Contributions are paid to a trustee which receives and pays funds, safeguards and values trust assets, invests trust funds and carries out the directions of the Administrative Committee. The trustee under the PSRP is Wells

Fargo Bank. The Administrative Committee consists of members appointed by the Board of Directors and acts as administrator of the PSRP. The committee may retain an investment manager or other advisors as it considers necessary to discharge its duties.

  The trustees and the Administrative Committee are subject to fiduciary duties imposed on them by the Employee Retirement Income Security Act of 1974 (ERISA) and the Tax Equity and Fiscal Responsibility Act of 1982 (TEFRA). Participants may begin receiving benefits under the PSRP upon reaching age 59 1/2, or earlier upon a showing of hardship. A participant may elect to receive benefits in a lump sum, in installments, as an annuity providing for guaranteed income for a period certain or in any combination of the foregoing methods. Company contributions credited in 1998 to the PSRP for the benefit of the named executive officers are included in the summary compensation table under the column entitled "All Other Compensation."

Transactions with Directors and Officers

  The Bank has had in the ordinary course of business, and expects to have in the future, banking transactions with certain of its directors, officers, shareholders, and their associates, including transactions with corporations of which such persons are directors, officers or controlling shareholders. In the opinion of management, such transactions involving loans have been and will be entered into with such persons in accordance with applicable laws and
(1) in the ordinary course of business (2) on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and (3) on terms not involving more than the normal risk or collectability or presenting other unfavorable features. For additional reference see Note 11 to the Consolidated Financial Statements for the year ended December 31, 1998 attached to and a part of Civic BanCorp Form 10-K for fiscal year ended December 31, 1998, and included in the Company's Annual Report to Shareholders.

Compensation Committee Report

  The Compensation Committee in accordance with applicable requirements has provided the following report to the Board of Directors of the Company.

                       REPORT ON EXECUTIVE COMPENSATION
             BY THE PERSONNEL COMMITTEE OF THE BOARD OF DIRECTORS

  The Report of the Personnel Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the information contained in the report by reference, and shall not otherwise be deemed filed under such acts.

  The Company's executive compensation is recommended by the Personnel Committee and approved by the Board of Directors. The Committee usually meets a minimum of three times per year. Salaries are reviewed and determined at the Committee meeting in January. Any increases are approved by the Board of Directors and are effective March 1. Incentive bonus awards are also reviewed and determined at the same meeting. Stock options are generally awarded in January. Compensation for a newly-hired executive may be established by the Committee at a special meeting.

  The compensation policy of the Company is designed to attract and retain highly qualified personnel and to provide meaningful incentives for measurable performance. The components of executive compensation include base salary, an incentive bonus plan, non-plan bonuses, profit sharing contributions and stock options.

  The Company's general compensation strategy for executive officers including the Chief Executive Officer is to pay annual and long term compensation which is competitive with other executives compensation of peer group companies, adjusted for the Company's financial condition and performance relative to that peer group. In determining compensation levels, the Company obtains salary survey information regarding executive salary levels for comparable companies through many sources, including banking industry associates, published surveys and independent compensation consultants.

  The Company has an annual incentive bonus plan for executives and certain officers based on achieving certain financial performance goals, primarily the return on assets, which are established by the Personnel Committee and approved by the Board of Directors as part of the annual budgeting process. Other criteria used to determine incentive awards include asset quality and earnings results. The Board also considers professional experience and past and potential future contributions to the Company. Each executive's percentage of an incentive bonus pool is at the discretion of the CEO and is payable subject to satisfactory performance and contingent on approval of the Board of Directors after the calendar year is complete. The maximum amount any participant can earn from the incentive bonus plan is equal to or less than 100% of the participant's base salary.

  In 1996, 1997 and 1998, based upon the Company's return on assets, incentive plan bonuses were paid for those years. The size of the bonus pool is directly tied to improvements in the Company's return on assets capping at a 1.70 ROA.

  The total cash compensation including cash bonuses paid to the Company's executive officers for 1996, 1997 and 1998 ranked just below average for the total cash compensation paid to executive officers for banks in our asset size in California.

  Executive officers are permitted to participate in other Company and Bank employee benefit plans including the Profit Sharing Retirement Plan.

  Long term incentive awards consisting of stock options are considered to be a substantial portion of the compensation package of the executive officers and provide incentive to increase shareholder value. There were no stock options awarded in 1996. In 1997, stock options were awarded to Mr. Foster and Mr. Lindstedt, and in 1998, stock options were awarded to Mr. McCullagh.

                                          Barclay Simpson, Chairman
                                          Paul C. Kepler
                                          David L. Cutter
                                          James C. Johnson

Personnel Committee Interlocks and Insider Participation

  No member of the Personnel Committee is a former or current officer or employee of the Company or its subsidiaries.

Performance Graph

  The following graph compares the stock performance of the Company to the performance of a specific industry index, the SNL Securities L.P. Northern California (less than) $1 Billion Independent Bank Proxy and to the Standard & Poor's 500 index over the past five calendar year period. The Nasdaq Bank Stock Index is also included and will be used as an industry index in the future because it includes a broader range of bank stock and is more readily available.

                       COMPARISON OF STOCK PERFORMANCE
          AMONG CIVIC BANCORP, NASDAQ US MARKETS, NASDAQ BANK STOCKS
                     AND (LESS THAN) $1B INDEPENDENT BANKS

                       [PERFORMANCE GRAPH APPEARS HERE]

                                    12/31/93 12/31/94 12/31/95 12/31/96 12/31/97 12/31/98
                                    -------- -------- -------- -------- -------- --------
Civic BanCorp............           100.0    102.3    139.5    190.7    362.8    255.8
Nasdaq US Markets........           100.0     97.8    138.3    170.0    208.6    293.2
Nasdaq Bank Stocks.......           100.0     99.6    148.4    195.9    328.0    324.9
Less than $1B Independent Banks...  100.0     94.7    131.0    193.6    344.6    309.8

                                2. PROPOSAL TWO
            ADOPTION OF THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN

  The Board of Directors has adopted the CivicBank of Commerce Employee Stock Purchase Plan (the "Purchase Plan") and has directed that the Purchase Plan be submitted to a vote of the stockholders at the Annual Meeting. If approved by the stockholders, the Purchase Plan will become effective September 1, 1999. On March 9, 1999, the closing sale price reported on The Nasdaq Stock Market for a share of the Common Stock was $13.50 (as reported by the National Quotation Bureau, Inc.).

Purpose

  The purpose of the Purchase Plan is to provide eligible employees with an opportunity to acquire a proprietary interest in the Company through the purchase of its Common Stock and, thus, to develop a stronger incentive to work for the continued success of the Company. The Purchase Plan is an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

Administration

  The Purchase Plan will be administered by a Committee appointed by the Board of Directors (the "Committee"). Subject to the provisions of the Purchase Plan, the Committee is authorized to determine any questions arising in the administration, interpretation and application of the Purchase Plan, and to make such uniform rules as may be necessary to carry out its provisions.

Eligibility and Number of Shares

  Up to 100,000 shares of Common Stock of the Company are available for distribution under the Purchase Plan, subject to appropriate adjustments by the Committee in the event of certain changes in the outstanding shares of Common Stock by reason of stock dividends, stock splits, corporate separations, recapitalizations, mergers, consolidations, combinations, exchanges of shares or similar transactions. Shares delivered pursuant to the Purchase Plan may be acquired by purchase for the accounts of participants on the open market or in privately negotiated transactions by a registered securities broker/dealer selected by the Company.

  Any employee of the Company or, subject to approval by the Board of Directors, a parent or subsidiary corporation of the Company (including officers and any directors who are also employees) will be eligible to participate in the Purchase Plan for any Purchase Period (as defined below) so long as, on the first day of such Purchase Period, the employee has completed at least 12 months of continuous service. The first "Purchase Period" under the Plan will begin on September 1, 1999 and conclude on December 31, 1999. Thereafter a "Purchase Period" means a semi-annual period of the year, beginning on January 1 or July 1 and concluding on June 30 and December 31, respectively.

  Any eligible employee may elect to become a participant in the Purchase Plan for any Purchase Period by filing an enrollment form in advance of the Purchase Period to which it relates. The enrollment form will authorize payroll deductions beginning with the first payday in such Purchase Period and continuing until the employee modifies his or her authorization, withdraws from the Purchase Plan or ceases to be eligible to participate.

  No employee may participate in the Purchase Plan if such employee would be deemed for purposes of the Code to own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company.

  The Company currently has approximately 87 employees who are eligible to participate in the Purchase Plan.

Participation

  An eligible employee who elects to participate in the Purchase Plan will authorize the Company , prior to the commencement of a Purchase Period to make payroll deductions of a specified fixed dollar amount or whole percentage from 1% to 20% of the employee's gross cash compensation as defined in the Purchase Plan. A participant may, prior to the start of any succeeding Purchase Period, direct the Company to increase or decrease the amount of deductions (within those limits) or make no further deductions, as set forth in greater detail in the Purchase Plan. A participant may also elect to withdraw from the Purchase Plan at any time before the end of a Purchase Period. In the event of a withdrawal, all future payroll deductions will cease and the amounts withheld will be paid to the participant in cash within 30 days. Any participant who stops payroll deductions may not thereafter resume payroll deductions for that Purchase Period, and any participant who withdraws from the Purchase Plan will not be eligible to reenter the Purchase Plan until the next succeeding Purchase Period.

  Amounts withheld under the Purchase Plan will be held by the Company as part of its general assets until the end of the Purchase Period and then applied to the purchase of Common Stock of the Company as described below. No interest will be credited to a participant for amounts withheld.

Purchase of Stock

  As of the last day of each Purchase Period, the amounts withheld for a participant in the Purchase Plan will be used to purchase shares of Common Stock of the Company. The purchase price of each share will be equal to 85% of the Fair Market Value (as defined in the Purchase Plan) of a share of Common Stock on the last day of the Purchase Period. All amounts so withheld will be used to purchase the number of shares of Common Stock (including fractional shares) that can be purchased with such amounts at such price, unless the participant has properly notified the Company that he or she elects to receive the entire amount in cash. If some or all of such shares are acquired for the accounts of participants on the open market or in privately negotiated transactions, the Company will provide to the Agent such funds, in addition to the funds available from participants' payroll deductions, as may be necessary to permit the Agent to purchase that number of shares (including brokerage fees and expenses).

  No more than $10,000 of a Participant's payroll deductions will be used to purchase shares of Common Stock, under the Purchase Plan and all other employee stock purchase plans, if any, of the Company and any parent or subsidiary corporation of the Company by any participant for each calendar year.

  If purchases by all participants would exceed the number of shares of Common Stock available for purchase under the Purchase Plan, each participant will be allocated a ratable portion of such available shares. Any amount not used to purchase shares of Common Stock will be refunded to the participant in cash.

  Shares of Common Stock acquired by each participant shall be transferred to Participant in the form of a certificate or credited to a brokerage account established at Participant's expense. No certificates for fractional shares will be issued and cash representing any fractional shares shall be carried forward and applied in subsequent Offerings.

Death, Disability, Retirement or Other Termination of Employment

  If the employment of a participant terminates for any reason, including death, disability or retirement, the amounts previously withheld will be returned to the participant or beneficiary, as the case may be.

Rights Not Transferable

  The rights of a participant under the Purchase Plan are exercisable only by the participant during his or her lifetime. No right or interest of any participant in the Purchase Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution.

Amendment or Modification

  The Board of Directors may at any time amend the Purchase Plan in any respect which shall not adversely affect the rights of participants pursuant to shares previously acquired under the Purchase Plan, provided that approval by the stockholders of the Company is required to increase the number of shares to be reserved under the Purchase Plan (except for adjustments by reason of stock dividends, stock splits, corporate separations, recapitalizations, mergers, consolidations, combinations, exchanges of shares and similar transactions).

Termination

  All rights of participants in any offering under the Purchase Plan will terminate at the earlier of (i) the day that participants become entitled to purchase a number of shares of Common Stock equal to or greater than the number of shares remaining available for purchase or (ii) at any time, at the discretion of the Board of Directors. Upon termination of the Purchase Plan, shares of Common Stock will be purchased for participants in accordance with the terms of the Purchase Plan, and cash, if any, previously withheld and not used to purchase Common Stock will be refunded to the participants.

Federal Tax Considerations

  The following discussion is intended to provide an overview of the U.S. federal income tax laws which are generally applicable to the Purchase Plan as of the date of this Proxy Statement. People or entities in differing circumstances may have different tax consequences, and the tax laws may change in the future. This discussion is not to be construed as tax advice.

  Payroll deductions under the Plan will be made on an after-tax basis. Participants will not recognize any additional income as a result of participation in the Plan until the disposition of shares acquired under the Plan or the death of the Participant. Participants who hold their shares for more than 24 months after the start of the Purchase Period or die while holding their shares will recognize ordinary income in the year of disposition or death equal to the lesser of (i) the excess of the fair market value of the shares on the date of disposition or death over the purchase price paid by the participant or (ii) the excess of the fair market value of the shares on the last day of the Purchase Period over the purchase price paid by the participant. If the 24-month holding period has been satisfied when the participant sells the shares or if the participant dies while holding the shares, the Company will not be entitled to any deduction in connection with the transfer of such shares to the participant.

  Participants who dispose of their shares within 24 months after the shares were purchased will be considered to have realized ordinary income in the year of disposition in an amount equal to the excess of the fair market value of the shares on the date they were purchased by the participant over the purchase price paid by the participant. If such dispositions occur, the Company generally will be entitled to a deduction at the same time and in the same amount as the participants who make those dispositions are deemed to have realized ordinary income.

  Participants will have a basis in their shares equal to the purchase price of their shares plus any amount that must be treated as ordinary income at the time of disposition of the shares. Any additional gain or loss realized on the disposition of shares acquired under the Purchase Plan will be capital gain or loss.

  The Board of Directors recommends a vote FOR approval of Proposal Two.

                               3. PROPOSAL THREE
           EXTENSION OF 1995 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN AND INCREASE THE NUMBER OF SHARES RESERVED UNDER THE PLAN

  The Board of Directors is submitting to the shareholders for approval a proposal to (i) extend the Company's Non-Employee Director Stock Option Plan (the "Plan") for two years from its current expiration date of March 1999 to March 2001, and (ii) increase the number of shares for which options may be granted under the Plan from 115,500 to 165,500. The extension of the 1995 Plan will enable directors who are not officers or employees of the Company or any subsidiary of the Company ("Eligible Directors") to continue to be eligible to receive stock options. The increase in the number of shares reserved will allow the Company to attract and retain qualified persons to serve as directors. A brief summary of the Plan is set forth below. The proposal is subject to approval by the Company's shareholders holding a majority of the issued and outstanding shares represented and entitled to vote at the annual meeting.

  The Board believes the success of the Company depends largely on its continued ability to attract and retain directors with relevant and beneficial experience who are motivated to exert their best efforts on behalf of the Company. The Board believes that a program that permits the grant of stock options to Eligible Directors will promote the long term financial success of the Company by further aligning the interests of Eligible Directors with the interests of the Company and its shareholders.

Participants

  The Plan provides that options be granted only to Eligible Directors. Eligible Directors are all members of the Company's Board of Directors who are not officers or employees of the Company or of any of its subsidiaries or affiliates.

Administration of the Plan

  The Plan is and will continue to be administered, construed and interpreted by the Board of Directors, or at the option of the Board of Directors, by a committee (the "Committee") which shall be comprised of three or more members of the Board appointed by the Board. The Committee shall prescribe the form of stock option agreement to be used to evidence grants of Options under the Plan, consistent with the terms of the Plan and all applicable laws and regulations, including, without limitation, Rule 16b-3 (or successor provisions) promulgated by the Securities and Exchange Commission.

Number of Shares Subject to the Plan

  At present, options to purchase 107,500 shares have been granted under the Plan. The current maximum that may be granted under the Plan is 115,500, leaving 8,000 options currently available for grant. The maximum number of shares with respect to which options may be granted and which are hereby reserved for purposes of the Plan shall be increased by 50,000 to 165,500 shares. Shares issued under the Plan may be either authorized but unissued shares or shares which have been or may be reacquired by the Company. Shares released upon forfeiture of an Option shall again be available for grants of future options.

  In the event shares are changed into or exchanged for a different kind or number of shares of stock or securities of the Company as a result of any stock dividend, stock split, combination of shares, exchange of shares, merger, consolidation, reorganization, recapitalization or other change in capital structure, then the number of shares subject to the Plan and to Options granted will be equitably adjusted to prevent the dilution or enlargement of Options.

  When the Company first adopted the Plan, it reduced the number of shares for which options could be granted under its other stock option plan (the 1994 Stock Option Plan) by 115,500 shares to offset the effect of reserving shares under the Plan. The Board intends to reduce the number of shares for which it will consider granting options under the 1994 Plan by an additional 50,000. The current figure is 817,000, the reduced figure would be 767,000. This reduction will be effected through the administration of the 1994 Plan rather than by a formal amendment. As a result, the aggregate number of shares for which options may be granted under the Company's stock option plans will not increase by reason of extension of the Plan and the increase in the reserved shares under the Plan.

Option Grants

  The price at which Shares may be acquired pursuant to Options, (the "Exercise Price") will be the Fair Market Value of the Shares as defined in the Plan, as of the date on which each option is granted. All options under the Plan will be non-qualified stock options. The following is a summary of existing options and the impact of new options to be granted if the proposal is approved.



                                                           Expected Stock Options
                                           Stock Options   Granted if Proposal is
                                           Granted Under          Approved
                                             Existing      ----------------------
                                           Director Plan      1999        2000
                                           -------------   ----------- -----------
   David L. Cutter........................     10,350            1,500       1,500
   Edward G. Mein.........................     10,350            1,500       1,500
   Edward G. Roach........................     10,350            1,500       1,500
   Paul R. Handlery.......................     10,350            1,500       1,500
   James C. Johnson.......................     10,350            1,500       1,500
   Dale D. Reed...........................     10,350            1,500       1,500
   Barclay Simpson........................     10,350            1,500       1,500
   C. Donald Carr.........................     10,350            1,500       1,500
   John W. Glenn..........................     10,350            1,500       1,500
   Paul C. Kepler.........................     10,350            1,500       1,500
   Wayne S. Doiguchi......................      4,000            1,500       1,500
   John E. Lindstedt (Nominee)............        --             4,000       1,500
                                              -------      ----------- -----------
   Total Options..........................    107,500           20,500      18,000

  The Board has no current plans for granting the remaining 11,500 additional options that the proposal provides.

Exercise Rights

  An Option granted under the Plan cannot be exercised for a period of six months after the date of grant. Thereafter, subject to certain limitations, the option will be fully vested. In the event that the optionee ceases to be an Eligible Director within six months of the date an Option is granted, the Option will be forfeited. Any Option not exercised within five years from the date of the grant will terminate. An Option will terminate if it is not exercised within the following periods after termination of the optionee's Eligible Director status: (1) one year when termination of Eligible Director status is caused by death or disability; or (2) three months after of director status for any other reason. In the event of the optionee's death, only the optionee's heirs, or legal representatives shall have the right to exercise the Optionee's Option.

Restrictions on Transfers

  The Plan and Options granted under the Plan are subject to all applicable Federal and state laws, rules and regulations and to such approvals or governmental agency which may be necessary. No Options may be granted or exercised under the Plan unless and until all applicable legal requirements have been complied with. The Company shall not be required to deliver any shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may them be listed and (ii) the completion of such registration or other qualifications of such shares under any state of Federal law, rule or regulation.

Termination

  If the proposal is approved and the Plan is extended, it will terminate on March 15, 2000. If the Plan is not extended, the Plan will terminate on March 15, 1999. The Board of Directors may suspend or terminate the Plan at any earlier time. Upon termination of the Plan, no additional options shall be granted under the Plan. However the terms of the Plan shall continue in full force and effect with respect to outstanding and unexercised options issued under the Plan.

Amendment

  The Board of Directors may amend the Plan from time to time in its sole discretion, without shareholder approval, provided that no amendment shall (a) materially modify the requirements as to eligibility for participation in the Plan; (b) materially increase the aggregate number of shares with respect to Options granted under the Plan or which may be granted to any Eligible Director; or (c) materially increase the benefits accruing to Eligible Directors under the Plan.

Federal Tax Aspects

  The principal Federal income tax consequences of the Plan to participants and to the Company are set forth below.

  Options under the Plan are nonqualified stock options for Internal Revenue Code purposes. The grant of nonqualified stock options does not result in any taxable income to the participant or any tax deduction to the Company. Upon the exercise of a nonqualified stock option, the excess of the market value of the shares acquired over their cost to the participant is taxable to the participant as ordinary income and is deductible by the Company. The participant's tax basis for the shares is their fair market value at the time of exercise. Income realized on the exercise of a nonqualified stock option is subject to Federal and (where applicable) state and local withholding taxes. The Company has the right to require the Eligible Director to pay, or make arrangements satisfactory to the Company, for the payment of any taxes that become due in connection with the exercise of any Option.

  The Board of Directors recommends a vote FOR approval of Proposal Three

                               4. PROPOSAL FOUR
          RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

  KPMG LLP has served as the Company's independent certified public accountants since 1994. The Company engaged KPMG LLP as its independent public accountants by letter dated June 14, 1994 between KPMG LLP and the Audit Committee of the Board of Directors. The Company has had no disagreements with its accountants with respect to accounting principles or practices of financial statement disclosure.

  At the 1999 Annual Meeting of Shareholders the following resolution will be subject to ratification by a simple majority vote of shares represented at the meeting:

  RESOLVED, that the selection of KPMG LLP as the independent certified public accountants of Civic BanCorp and its subsidiary, CivicBank of Commerce, for the fiscal year ending December 31, 1999 is hereby ratified.

  If ratification is not achieved, the selection of an independent certified public accountant will be reconsidered and made by the Board of Directors. Even if selection is ratified, the Board of Directors reserves the right and, in its discretion, may direct the appointment of any other independent certified public accounting firm at any time if the Board decides that such a change would be in the best interests of the Company and its shareholders.

  The services provided by KPMG LLP include the examination and reporting of the financial status of the Company and Bank. These services have been furnished at customary rates and terms. There are no existing direct or indirect agreements or understandings that fix a limit on current or future fees for these audit services.

  A representative of KPMG LLP is expected to attend the 1999 Annual Meeting of Shareholders with the opportunity to make a statement, if desired, and is expected to be available to respond to shareholders' inquiries.

  The Board of Directors recommends a vote FOR approval of Proposal Four.

                               5. OTHER BUSINESS

  If any other matters come before the meeting, not referred to in this Proxy Statement, including matters incident to the conduct of the meeting, the proxy holders will vote the shares represented by proxies in accordance with their best judgment. Management is not aware of any other business to come before the meeting and, as of the date of the preparation of this Proxy Statement, no shareholder has submitted to management any proposal to be acted upon at the meeting.

Additional Information and Documents Incorporated by Reference.

  Each shareholder has received the Company's 1998 Form 10-K as filed with the Securities and Exchange Commission containing financial statements, including the report of its independent public accountants.

PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                 Civic BanCorp
            Proxy for the Annual Meeting of Shareholders to Be Held

        The undersigned hereby appoints Paul R. Handlery, Edward G. Roach and C. Donald Carr, and each of them, Proxies, with the full power of substitution to vote all of the stock of the undersigned at the Annual Meeting of Shareholders of Civic BanCorp to be held on May 6th, 1999 at 4:00 p.m. at 2101 Webster Street, 1st floor, Oakland, California, and at any adjournment thereof, in the manner indicated and in their discretion on any other business which may properly come before said meeting, all in accordance with and as more fully described in the Notice and accompanying Proxy Statement for said meeting, receipt of which is hereby acknowledged. The share represented by this Proxy shall be voted as specified below.

     (Continued, and to be marked, dated and signed, on the reverse side)




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

This proxy will be voted as directed. In the absence of contrary directions, this proxy will be voted FOR the election of the directors listed above and FOR proposals 2,3 and 4.

                                                                     Please mark
                                                                 [X] your votes
                                                                       as this

1. ELECTION OF DIRECTORS:

   FOR the election as                     WITHHOLD authority (as
   Directors of all nominees.   [_]        to all nominees listed   [_]

Instruction: To withhold authority to vote for any individual nominee(s), strike a line through that nominee's name in the list below:

C. Donald Carr, David L. Cutter, Wayne S. Doiguchi, Herbert C. Foster, John W. Glenn, Paul R. Handlery, James C. Johnson, John E. Lindstedt, Paul C. Kepler, Edward G. Mein, Dale D. Reed, Edward G. Roach and Barclay Simpson.

                                                     FOR     AGAINST     ABSTAIN
2. Approving the adoption of the Employee
   Stock Purchase Plan.                              [_]       [_]         [_]

3. Approval of the extension of the 1995 Non-                                        I plan to
   Employee Director Stock Option Plan and an                                        attend the
   increase in the number of shares reserved                                          meeting.
   for issuance under the Plan.                      [_]       [_]         [_]          [_]

4. Ratification of selection of KPMG Peat
   Marwick, LLP as independent accountants
   for 1999.                                         [_]       [_]         [_]

5. OTHER MATTERS. In their discretion, upon such other matters as may properly come before the meeting; at this time the Board of
   Directors is not aware of any other matters that will be presented. If no direction is given, this Proxy will be voted for the election of nominees set forth above, approving the adoption of the Employee Stock Purchase Plan, approval of the extension of the 1995 Non-Employee Director Stock Option Plan and an increase in the number of shares reserved for issuance under the Plan and for the ratification of the selection of KPMG Peat Marwick, LLP.

               PLEASE DATE AND RETURN IN THE ENCLOSED ENVELOPE.

Signature(s)_________________________________________________ Date _____________
Please sign exactly as your name appears above. When signing as a custodian for a minor, executor, administrator, attorney, trustee or guardian please give your full title as such.


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